AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 12, 1997.

                                                   Registration No. 33-60945
   =========================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                                 ---------------


                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------


                                PHOTRONICS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                CONNECTICUT                        06-0854886
        (STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)        IDENTIFICATION NUMBER)

                            1061 EAST INDIANTOWN ROAD
                             JUPITER, FLORIDA 33477
                                 (407) 747-4163

       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             JEFFREY P. MOONAN, ESQ.
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                            1061 EAST INDIANTOWN ROAD
                             JUPITER, FLORIDA 33477
                                 (407) 747-4163

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   Copies to:
                            STEVEN L. WASSERMAN, ESQ.
                                REID & PRIEST LLP
                               40 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019


     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement as determined by market conditions and other factors.

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [x]

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of
     1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
     ========================================================================

          This post-effective amendment is being filed to remove from registration shares of Common Stock which remain unsold at the termination of the Offering.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Brookfield, State of Connecticut, on the 12th day of September, 1997.


                           PHOTRONICS, INC.


                           By       /s/ Jeffrey P. Moonan
                             ----------------------------------
                                        Jeffrey P. Moonan,
                             Senior Vice President and General Counsel


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.


         SIGNATURE                     TITLE                    DATE
         ---------                     -----                    ----


              *                Chairman of the Board of    September 12, 1997
----------------------------   Directors, Chief Executive
Constantine S. Macricostas     Officer and Director
                               (Principal Executive
                               Officer)


          *                    President and Director      September 12, 1997
----------------------------
    Michael J. Yomazzo


             *                 Vice President/Finance      September 12, 1997
----------------------------   Chief Financial Officer
      Robert J. Bollo          (Principal Financial and
                               Accounting Officer)



            *                    Director                  September 12, 1997
----------------------------
   Walter M. Fiederowicz



            *                    Director                  September 12, 1997
-----------------------------
  Joseph A. Fiorita, Jr.



                                 Director                  September 12, 1997
-----------------------------
      Yukio Tagawa



*By   /s/ Jeffrey P. Moonan
   --------------------------
     Jeffrey P. Moonan,
     as Attorney-in-Fact


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